INVESTMENTS	12 Months Ended
Dec. 31, 2014
INVESTMENTS

7. INVESTMENTS

(a) Equity method investments

Equity method investments are as follows:

	Percentage Holding	As of December 31,
		2013	2014	2014
		RMB	RMB	US$
Angel Fund Success Capital	49%	—	13,905	2,241
Beijing Qiwen Internet Technology Co. Ltd	50%	—	1,845	297
Beijing Tianyu Internet Technology Co. Ltd	25%	—	1,561	252

Total		—	17,311	2,790

No impairment loss on the equity method investments was recognized by the Group for the years ended December 31, 2013 and 2014.

(b) Cost method investments

The carrying amount of cost method investments was RMB2,000 and RMB110,000 (US$17,729) as of December 31, 2013 and 2014, respectively. The increase was primarily due to additional investments during the year ended December 31, 2014. No impairment loss on the cost method investments was recognized by the Group for the years ended December 31, 2013 and 2014.

(c) Available-for-sale security

Available-for-sale security as of December 31, 2014 consisted of the following debt securities:

	Amortized cost	Gross unrealized gains	Gross unrealized losses	Fair value	Fair value
	RMB	RMB	RMB	RMB	US$
Redeemable convertible preference shares of InPlay Interactive Co., Ltd.	18,413	475	—	18,888	3,044

Total	18,413	475	—	18,888	3,044

During the years ended December 31, 2012, 2013 and 2014, the net adjustment to unrealized holding gains on available-for-sale security in other comprehensive income totaled nil, nil and RMB475, respectively. The redeemable convertible preference shares classified as available-for-sale debt security are redeemable on November 25, 2019, which is the fifth anniversary of the subscription date. No impairment loss on the available-for-sale security was recognized by the Group for the years ended December 31, 2012, 2013 and 2014.